EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------


            THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into on the 16th day of June, 2006, by and among America Advisors, Inc., a Delaware corporation ("Buyer"), Talles Family Holdings, a Florida general partnership ("Seller"), and Kokopelli Capital Corp., a Florida corporation (the "Company").

                                   WITNESSETH:

            WHEREAS, Seller desires to sell, and Buyer desires to acquire, all of the outstanding common stock (the "Common Stock") of the Company, on the terms described below.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and promises hereinafter set forth, the parties hereto agree as follows:

      1.    PURCHASE AND SALE.

            1.1 Shares. Subject to the terms and conditions herein provided, Seller agrees to sell, transfer and assign to Buyer, and Buyer agrees to purchase and acquire from Seller, on the Closing Date (as defined in Section 1.4 below), Five Million (5,000,000) shares (the "Shares") of Common Stock, which constitute all of the issued and outstanding capital stock of the Company.

            1.2 Excluded Liabilities. Buyer will not acquire, and Seller shall pay or cause the Company to pay, all of the Company's liabilities as of the Closing Date.

            1.3 Purchase Price.

                  (1) Purchase Price. The aggregate purchase price for the Shares to be sold by Seller and to be purchased by Buyer hereunder (the "Purchase Price") is Twenty-Five Thousand Dollars ($25,000).

                  (2) Manner of Payment. Buyer shall pay the Purchase Price by wire transfer of immediately available funds to an account designated by Seller.

            1.4 Closing; Effective Date. Subject to the satisfaction of the conditions stated in Section 6, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the Seller's office at 10:00 a.m. on the 16th day of June, 2006 (the "Closing Date").

            1.5 Transactions and Documents at Closing.

                  (1) Deliveries by Seller and the Company. At the Closing, Seller and the Company shall deliver to Buyer:

                        (1) the certificate representing the Shares in proper form for transfer to Buyer;

                        (2) the resignation of the Company's sole officer and director;

                        (3) the stock ledger, minute book, corporate seal and books and records of the Company; and

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                        (4)   a certified copy of all necessary corporate action
                              approving the Company's execution, delivery and performance of this Agreement.

                  (2) Deliveries by Buyer. At the Closing, Buyer shall deliver to Seller:

                        (1)   payment of the Purchase Price; and

                        (2) a certified copy of all necessary corporate action approving Buyer's execution, delivery and performance of this Agreement.

      2. ADDITIONAL AGREEMENTS.

            2.1 Cooperation; Further Assurances. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents, provide such other notices or communications and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out the intended purposes of this Agreement.

      3. REPRESENTATIONS, COVENANTS AND WARRANTIES OF SELLER AND THE COMPANY.

            To induce Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller and the Company represent and warrant to and covenant with Buyer as follows:

            3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Seller is a general partnership validly existing and in good standing under the laws of the State of Florida.

            3.2 Execution; No Inconsistent Agreements.

                  (1) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by Seller and the Company, and this Agreement is a valid and binding agreement of Seller and the Company, enforceable against Seller and the Company in accordance with its terms.

                  (2) The execution and performance of this Agreement by Seller does not constitute a breach or violation of the organizational or governing documents of Seller or the Company, or a material default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any agreement or obligation to which Seller or the Company is a party.

            3.3 Title to Shares. Seller shall transfer to Buyer good and valid title to the Shares, free and clear of all liens and encumbrances.

      4. REPRESENTATIONS, COVENANTS AND WARRANTIES OF BUYER.

            To induce Seller and the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer represents and warrants to and covenants with Seller and the Company as follows:

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            4.1 Organization; Compliance. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.


            4.2 Execution; No Inconsistent Agreements; Etc.

                  (1) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by Buyer and this Agreement is a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

                  (2) The execution and delivery of this Agreement by Buyer does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any agreement or obligation to which Buyer is a party.

            4.3 Investment Representation. Buyer understands and acknowledges that (a) the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws in reliance upon exemptions provided thereunder and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations, as applicable, and (b) the representations and warranties contained herein are being relied upon by the Company and Seller as a basis for the exemption for the transfer of the Shares pursuant to this Agreement under the registration requirements of the Securities Act and any applicable state securities laws. Buyer is acquiring the Shares for Buyer's own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Buyer has had the opportunity to review the books and records of the Company and has been furnished or provided access to such relevant information that Buyer has requested. Buyer is knowledgeable, sophisticated and experienced in business and financial matters of the type contemplated by this Agreement and is able to bear the risks associated with an investment in the Company. Buyer has considered the investment in the Shares and has had an opportunity to ask questions of and receive answers from the sole officer and director of the Company about the Shares and the business and financial condition of the Company sufficient to enable it to evaluate the risks and merits of its investment in the Company.

            4.4 Status of Buyer. Buyer is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

      5. BUYER'S ACCESS TO INFORMATION AND ASSETS. Buyer and its authorized representatives, at Buyer's own expense, shall have access to the books, records, employees, counsel, accountants, and other representatives of the Company at all times reasonably requested by Buyer for the purpose of conducting an investigation of the Company's financial condition, corporate status, operations, business, assets and properties.

      6. CLOSING CONDITIONS.

            6.1 Conditions to Obligations of Seller. The obligations of Seller to carry out the transactions contemplated by this Agreement are subject, at the option of Seller, to the following conditions:

                  (1) Buyer shall have furnished Seller with a certified copy of all necessary corporate action on its behalf approving its execution, delivery and performance of this Agreement.

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                  (2) All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing, as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing; provided, however, that Seller shall not be entitled to refuse to consummate the transactions contemplated by this Agreement in reliance upon its own breach or failure to perform.

                  (3) Buyer shall have executed and delivered to Seller the documents referred to in Section 1.5.2.2.

            6.2 Conditions to Obligations of Buyer. The obligations of Buyer to carry out the transactions contemplated by this Agreement are subject, at the option of Buyer, to the satisfaction of the following conditions:

                  (1) The Company shall have furnished Buyer with a certified copy of all necessary corporate action on its behalf approving its execution, delivery and performance of this Agreement.

                  (2) All representations and warranties of Seller and the Company contained in this Agreement shall be true and correct in all material respects at and as of the Closing, as if such representations and warranties were made at and as of the Closing, and Seller and the Company shall have performed and satisfied in all material respects all agreements and covenants required by this Agreement to be performed and satisfied by Seller and the Company at or prior to the Closing; provided, however, that Buyer shall not be entitled to refuse to consummate the transactions contemplated by this Agreement in reliance upon its own breach or failure to perform.

                  (3) Seller and the Company shall have executed and delivered to Buyer the documents referred to in Section 1.5.1.

      7. MISCELLANEOUS.

            7.1 Notices.

                  (1) All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, one (1) business day after the date of mailing by Federal Express or other reputable overnight courier service or upon the expiration of three (3) days after the date of posting, if mailed by certified mail return receipt requested, postage prepaid, to the parties at the following addresses:

                      (i)  If to Seller or Company:  Talles Family Holdings
                                                     854 NE 78th Street
                                                     Boca Raton, Florida 33487

                      (ii) If to Buyer:              American Advisors, Inc.
                                                     1000 SW 11th Avenue, # E-7
                                                     Hallandale, Florida 33009
                                                     Attn:  Alfred Reeves,
                                                     President

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                  (2) Any party may change the address to which notices,
requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

            7.2 Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto.

            7.3 Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

            7.4 Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no party hereto may assign this Agreement or any of its rights hereunder, in whole or in part, except upon the prior written consent of the other parties hereto.


            IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                      SELLER:

                                      TALLES FAMILY HOLDINGS


                                      By: /s/ Ellen J. Talles
                                         ---------------------------------------
                                         Ellen J. Talles, General Partner

                                      COMPANY:


                                      KOKOPELLI CAPITAL CORP.


                                      By: /s/ Ellen J. Talles
                                         ---------------------------------------
                                         Ellen J. Talles, President

                                      BUYER:

                                      AMERICA ADVISORS, INC.


                                      By: /s/ Alfred Reeves
                                         ---------------------------------------
                                         Alfred Reeves, President


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